Corporate Presentation September 2017 Exhibit 99.1 © Curis, Inc. 2017 - All Rights Reserved

This presentation contains certain forward-looking statements about Curis, Inc. (“we,” “us,” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this presentation, and involve risks and uncertainties.  Forward-looking statements herein include, but are not limited to, statements with respect to the timing and results of future clinical and pre-clinical milestones; the timing of future preclinical studies and clinical trials and results of these studies and trials; the clinical and therapeutic potential of our drug candidates; and management’s ability to successfully achieve its goals.  These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of important factors including, without limitation, risks relating to: whether any of our drug candidates will advance further in the clinical development process and whether and when, if at all, they will receive approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; whether historical preclinical results will be predictive of future clinical trial results; whether historical clinical trial results will be predictive of future trial results; whether any of our drug candidate discovery and development efforts will be successful; whether any of our drug candidates will be successfully marketed if approved; our ability to achieve the benefits contemplated by our collaboration agreements; management’s ability to successfully achieve its goals; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; competition; and the other risk factors contained in our periodic and interim reports filed with the Securities and Exchange Commission which are available on the SEC website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events, except as required by law.   Forward Looking Statements

Mission: Innovative Medicines to Treat Cancer Effectively Precision Oncology Oncology-Focused Biotech Pipeline of differentiated small molecule cancer drug candidates Developing and intend to commercialize oncology drugs Partnerships: Aurigene, Genentech/Roche Immuno-oncology

Program Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Marketed CUDC-907 HDAC / PI3K MYC-Altered DLBCL CA-170 * PD-L1 / VISTA Solid Tumors & Lymphomas CA-4948 * IRAK4 Non-Hodgkin’s Lymphoma CA-327 * PDL1 / TIM3 Cancers Erivedge® ** Smoothened Advanced Basal Cell Carcinoma Immuno-oncology and Precision Oncology Orally available small molecules * Licensed from Aurigene **Developed and marketed by Genentech (Curis receives royalty income)

CUDC-907 has the potential to become a treatment for MYC-altered DLBCL CUDC-907 Phase 2 drug candidate to treat MYC-driven DLBCL Program Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Marketed CUDC-907 HDAC / PI3K MYC-Altered DLBCL

HDACi PI3Ki CUDC-907 Oral, small molecule inhibitor of HDAC & PI3K enzymes1 Down-regulates MYC mRNA and protein levels2 Phase 1 heme study completed (88 patients) – relapsed/ refractory (R/R) lymphoma or multiple myeloma3 Favorable safety and tolerability observed Objective responses (CRs and PRs) in patients with R/R DLBCL, including in MYC-altered tumors4 Phase 2 trial in MYC-altered R/R DLBCL Orphan designation in DLBCL CUDC-907 Control 1000 100 10 1 0.1 Ac-H3 pAKT MYC BCL2 (nM) 1. Qian et.al. Clin Cancer Res. 2012. 18: 4104 2. Sun et.al. Mol Cancer Ther. 2017. 6: 285 3. Younes et.al. Lancet Oncol. 2016. 17: 622 4. Oki et.al. Haematologica. 2017 (epub) Significant Downregulation of MYC protein Protein levels in treated DLBCL cells

DLBCL and MYC

35% of newly diagnosed DLBCL patients have MYC alterations[1]

Double-Hit Lymphoma: rearrangements of MYC and BCL2 and/or BCL6 genes, assessed by FISH

Double-Expressor Lymphoma: overexpression of MYC and BCL2 proteins, assessed by IHC


Newly-Diagnosed
DLBCL Patient Population
MYC IHC+
30%
MYC FISH+
12%
Double-Expressor
25%
Double-Hit
8%

1. Curr Hematol Malig Rep. 2016 Jun;11(3):208-17

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CUDC-907 Phase 1 and Phase 2 Trials in DLBCL Study population Relapsed or refractory DLBCL after ≥2 prior regimens Total of 105 patients enrolled in Phase 1 (37) and Phase 2 (68) Treatment: oral, once daily dosing – RP2D 5/2 (5 days on, 2 days off): 60mg continuous dosing Safety and tolerability No DLT at RP2D Phase 1 DLT of diarrhea (1 pt) and hyperglycemia (1 pt) Interim results for Phase 2 show that most common (> 10% of patients) Grade ≥ 3 TEAE observed to date: diarrhea (14%), neutropenia (14%), thrombocytopenia (19%)

CUDC-907 Phase 1 and Phase 2 Interim Trial Results Monotherapy in relapsed/refractory DLBCL Durable responses, including a number of CRs observed Combined 7 durable CRs observed between Phase 1 and Phase 2 trials Responses predominantly observed in patients with MYC-altered disease status Combined response rate of 22.2% in patients with MYC-positive, and 11.8% in MYC-negative disease status   Phase 1 Trial (Interim) Phase 2 Trial (ITT) # Patients 25 44 (Evaluable) # Patients 19 36 CR 3 4 PR 6 3 SD 4 4 PD 6 25 Not Evaluable 6 8 (ITT) ORR 36.0% 15.9% (Evaluable) ORR 47.4% 19.4% Median DoRx 15.5 mo. NR*   # of Patients # of Responses Phase 1 Trial MYC+ 10 5 MYC- 5 2 Unknown 10 2 Phase 2 Trial MYC+ 44 7 MYC- 12 0 Unknown 12 0

CUDC-907 Development Status Safety and tolerability observed to date at recommended dose and schedule No new safety findings in Phase 2 trial Durable CRs and PRs observed preferentially in patients with MYC-altered DLBCL Interim results show clinical benefit predominantly observed in patients with MYC+ relapsed/refractory DLBCL disease Difficult to treat population with no approved treatment options and poor prognosis Combined 22% response rate in patients with MYC+ disease status (Phase 1 and Phase 2) Includes 7 durable CRs Orphan drug designation for treatment of patients with DLBCL Evaluating potential registrational trial to better capture and demonstrate CUDC-907 benefit in target DLBCL population

CA-170 is a first-in-class oral small molecule immune checkpoint inhibitor In Phase 1 clinical development CA-170 Oral, small molecule checkpoint inhibitor – PDL1 and VISTA Program Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Marketed CA-170 PD-L1 / VISTA Solid Tumors & Lymphomas

Small Molecule Checkpoint Inhibitors

Oral, small molecules designed to bind inhibitory checkpoints

- Common folding structure in the extracellular domain
  - PD-L1 — Expressed on immune and tumor cells
  - VISTA — Expressed on myeloid cells, including MDSCs
  - TIM3 — Co-expressed with PD-1 on highly exhausted CD8+ T cells

Multi-year, exclusive collaboration with Aurigene

- Curis option to royalty-bearing license for multiple programs

Extracellular Domain Interaction



PD-1 PD-L1

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CA-170 Concentration (log nM) Activation (%) CA-170 is a Checkpoint inhibitor Ex-vivo and in vivo T cell activation and anti-tumor activity Increase in Activated CD8+ T cells In vivo Activation of PDL1 or VISTA-inhibited T cells Activation (%) CA-170 Concentration (log nM) Anti-Tumor Activity In vivo (B16/F1 melanoma) IFN-g production

CA-170 Phase 1 Trial Dose escalation stage Patient Population Patients with advanced solid tumors or lymphoma Study sites in US, EU, and Asia Objectives Safety/Tolerability, PK, PD, Recommended Phase 2 Dose (RP2D), anti-cancer activity Treatment Oral, once daily, dosing in continuous 21-day cycles Dose escalation as needed until RP2D is identified “back-filling” of additional patients at Dose Level 4 & higher is allowed Dose Level 1 50mg QD n=1 Dose Level 2 100mg QD n=1 Dose Level 3 200mg QD n=1 Dose Level 4 400mg QD n=1 Dose Level 5 600mg QD n=3 Dose Level 6 800mg QD n=3

CA-170 Oral Exposure in Patients 50mg – 800mg dose – continuous once daily dosing PK profile in patients was similar to PK observed in non-clinical models Cmax and AUC at 50mg starting dose in patients was similar to 10mg/kg dose in mouse (active dose) Dose proportional increase in exposure with increasing doses in patients Near-linear doubling in Cmax and AUC with dose doubling: 50mg – 800mg daily dose Human PK Profile 50 100 200 400 600 800 50 100 200 400 600 800 Cycle 1, Day 1 Cycle 1, Day 15 Cmax (ng/ml) Cycle 1, Day 1 Cycle 1, Day 15 AUC (ng*hr/ml)

CA-170 is a Checkpoint Inhibitor in Patients

Observed increase in T cells in Tumor

CURIS

Observed increase in CD8+ T cells in patient tumor biopsies after CA-170 treatment

- Assessed after first cycle of CA-170 treatment at 600mg dose (21 days)
- Patient with colorectal cancer, 5 prior treatments; immunotherapy treatment-naïve

Flow Cytometry of blood sample (Day 1)


Percent of lymphocytes
10
8
6
4
2
0
CD8+CD69+
CD4+CD69+
pre-dose day1
4 hours day 1
24 hour

IHC staining of tumor biopsies (After Cycle 1)



Pre-dose   Post Cycle 1

Automated Quantitation


AQUA Score
10000
8000
6000
4000
2000
0
Pre
Post
CD8 (tumor)

NanoString Profile


Fold change
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
CD8 T-cell

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CA-170 is a Checkpoint Inhibitor in Patients Preliminary data demonstrate compelling biomarker signals and evidence of tumor shrinkage Tumor Change by Cycle Presented at the European Society for Medical Oncology (ESMO) 2017 Congress Initial Clinical Data consistent with Pre-Clinical Data Appears safe and tolerable, with no DLTs at examined doses Evidence of tumor shrinkage in 4 immunotherapy treatment-naïve patients and 1 patient who had experienced prior treatment Multiple patients remain on drug for several cycles of treatment Next Steps Continue Phase 1 dose escalation Work with our partner, Aurigene, to conduct a Phase 2 trial in selected populations of patients of interest at major cancer centers in India Analyze pre- and post-treatment tumor biopsy samples to identify potential markers for patient selection

CA-170 Phase 1b Trial Dose expansion design and plans Melanoma NSCLC RCC HL TNBC HNSCC CRC Bladder Gastric + Etc CA-170 Treatment Clinical Parameters Tumor and Immune Profile Parameters Tumor shrinkage Duration on treatment AE / irAE profile Tumor infiltrate profile Gene expression profile Expression of targets Real-time analysis & correlation PD1/L1-approved indications PD1/L1-non-approved indications Curis Confidential Biomarker or signature-defined patient selection NSCLC TNBC HNSCC CRC Gastric Ovarian Prostate Esophageal

CA-327 is an oral, small molecule immune checkpoint inhibitor IND filing expected in Q1 2018 CA-327 Oral, small molecule checkpoint inhibitor – PDL1 and TIM3 Program Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Marketed CA-327 PD-L1 / TIM3 Cancers

CA-327 Is a Checkpoint Inhibitor Selectively targets PDL1 and TIM3 CA-327 Vehicle Blood CD8+/CD69+ T cells Vehicle Control Anti-PD1 Antibody 1mg/kg CA-327 Tumor CD8+/CD69+ T cells Vehicle Control Anti-PD1 Antibody 1mg/kg CA-327 Tumor Model Treatment % TGI at Dose (mg/kg) 1 3 10 B16F10 melanoma CA-327 45 41 52 Anti-PD1   5   Anti-TIM3     18 MC38 colon carcinoma CA-327 24 33 40 Anti-PD1   34   CA-170 35 CA-327+ CA-170 65 Increase in Activated CD8+ T cells In vivo Anti-Tumor Activity In vivo (B16/F1 melanoma) Summary in vivo dose dependent Tumor Growth Inhibition

CA-4948 is an oral, small molecule inhibitor of IRAK4 IND filing expected in 3Q 2017 (Phase 1 trial in Non-Hodgkin’s Lymphoma) CA-4948 Oral, small molecule inhibitor of IRAK4 Program Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Marketed CA-4948 IRAK4 Non-Hodgkin’s Lymphoma

IRAK4 kinase is a critical component of toll-like receptor (TLR) and interleukin-1 receptor (IL-1R) signaling pathways – implicated in certain cancers IRAK4 kinase, through IRAK1 is critical for NF-kB activation for cytokine secretion & cell survival Recruitment of IRAK4 to TLR/ IL-1R mediated by myD88 adaptor protein Activating MYD88 mutations are found in certain lymphomas; making IRAK4 an attractive target CA-4948 and IRAK4 Validated target in MYD88-mutated non-Hodgkin’s lymphomas Activation

Prevalence of Oncogenic MYD88 Mutations Non-Hodgkin lymphomas Indication MYD88-L265P Diffuse Large B-cell Lymphoma (ABC-DLBCL) 15-29% Immune-privileged DLBCL (IP-DLBCL) 50-80% Waldenstrom’s Macroglobulinemia (WM) 95-97% Lymphoplasmacytic Lymphoma (LPL) 79% Splenic Marginal Zone Lymphoma (SMZL) 6-10% Mucosa-Associated Lymphoid Tissue (MALT) 9% Chronic Lymphocytic Leukemia (CLL) 2.9%

CA-4948 Exhibited Significant In vivo Activity MYD88-mutant DLBCL tumor models CA-4948 is a potent and selective IRAK4 inhibitor In vivo anti-tumor activity in multiple MYD88-mutant (L265P) vs. MYD88-wt DLBCL tumor models

Program Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Marketed CUDC-907 HDAC / PI3K MYC-Altered DLBCL CA-170 * PD-L1 / VISTA Solid Tumors & Lymphomas CA-4948 * IRAK4 Non-Hodgkin’s Lymphoma CA-327 * PDL1 / TIM3 Cancers Erivedge® ** Smoothened Advanced Basal Cell Carcinoma Immuno-oncology and Precision Oncology Orally available small molecules * Licensed from Aurigene **Developed and marketed by Genentech (Curis receives royalty income)

CA-170 Phase 1 initial data, Clinical profilen Q4 2017 SITC CA-4948 IND filing n Q3 2017 CA-327 IND filing n Q1 2018 2017 Projected Milestones

$51.0MCash & Marketable Securities 143.9MShares Outstanding - Basic 162.5MShares Outstanding - Fully Diluted* *Diluted Shares = 143.9M basic shares + 18.6M options Summary of Financials As of June 30, 2017

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